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                                                                   EXHIBIT 23.1

             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Coltec Industries Inc.:

   As independent public accountants, we hereby consent to the incorporation of our reports included in and incorporated by reference into this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-45426, 33-52414, and 33-1811.

ARTHUR ANDERSEN & CO.

New York, N.Y.
March 22, 1994